FOR IMMEDIATE RELEASE
---------------------
Tues., October 17, 1995



WELLS FARGO REPORTS THIRD QUARTER PER SHARE EARNINGS OF $5.23 VS. $3.86 A YEAR
AGO

     Wells Fargo & Co. (NYSE:WFC) today reported third quarter 1995 per share earnings of $5.23, compared with $3.86 in the third quarter of 1994, an increase of 35 percent. Net income for the third quarter of 1995 was $261 million, compared with $217 million for the third quarter of 1994, an increase of 20 percent. The percentage increase in per share earnings was greater than the percentage increase in net income due to the company's continuing stock repurchase program.

     Third quarter 1995 results were higher than a year ago substantially due to a zero loan loss provision compared with $50 million in the third quarter of 1994 and an increase in noninterest income of $32 million.

     Return on average assets (ROA) was 2.07 percent and return on average common equity (ROE) was 30.13 percent in the third quarter of 1995. In the year-ago period, ROA was 1.65 percent and ROE was 22.99 percent.

     "We are pleased with the sustained growth of our loan portfolio and the broad-based expansion of fee income," said Chairman Paul Hazen.

     Net interest income on a taxable-equivalent basis was $663 million in the third quarter of 1995, up slightly from $656 million a year ago. The company's net interest margin for the third quarter of 1995 was 5.90 percent, compared with 5.53 percent in the same quarter of 1994. The increase in the margin was largely attributable to changes in the spread between loans and deposits.



                                     -more-

2/WF Earnings



     Noninterest income in the third quarter of 1995 was $339 million, up 10% from $307 million in the same quarter of 1994, reflecting an overall increase in fee-based products and services.

     Noninterest expense in the third quarter of 1995 was $542 million, up 2 percent from $531 million in the same quarter of 1994. Noninterest expense benefited from a $23 million refund received from the FDIC for the period June 1 through September 30, 1995.

     Net charge-offs in the third quarter of 1995 totaled $75 million, or .86 percent of average loans (annualized). The largest category of net charge-offs was credit card loans ($52 million), partially reflecting a 36 percent increase in the portfolio since the third quarter of 1994. For the third quarter of 1994, net charge-offs totaled $60 million, or .69 percent of average loans (annualized). The largest category of net charge-offs in that period was also credit card loans ($29 million).

     At September 30, 1995, the allowance for loan losses equaled 5.46 percent of total loans (excluding mortgage loans held for sale), compared with 5.74 percent at June 30, 1995 and 6.04 percent at September 30, 1994.

     At September 30, 1995, total nonaccrual and restructured loans were $600 million, compared with $644 million at June 30, 1995 and $641 million at September 30, 1994. Foreclosed assets were $214 million at September 30, 1995, compared with $224 million at June 30, 1995 and $306 million at September 30, 1994.

     At September 30, 1995, the company's preliminary risk-based capital ratios were 12.25 percent for total risk-based capital and 8.55 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. At June 30, 1995, these risk-based capital ratios were
12.48 percent and 8.60 percent, respectively. The decrease in total and Tier 1 risk-based capital ratios between June 30, 1995 and September 30, 1995 resulted primarily from the repurchase of 1.2 million shares of common stock during the quarter. At September 30, 1994, the company's total risk-based capital ratio was 13.93 percent and the Tier 1 risk-based capital ratio was 9.62 percent. The ratio of common equity to total assets at September 30, 1995 was 6.78 percent, compared with 6.62 percent at June 30, 1995 and 6.77 percent at September 30, 1994.

                                       ###

Wells Earnings

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA -- NEWS RELEASE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              % Change
                                                                   Quarter ended   Sept. 30, 1995 from   Nine months ended
                                                --------------------------------   -------------------   ------------------
                                                SEPT. 30,   June 30,    Sept. 30,   June 30,  Sept. 30,  SEPT. 30, Sept. 30,      %
(in millions)                                       1995       1995         1994       1995       1994       1995      1994  Change
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                                      $    261    $    232    $    217         13%        20%  $    726  $    625      16%
Per common share
 Net income                                     $   5.23    $   4.51    $   3.86         16         35   $  14.14  $  10.83      31
 Dividends declared                                 1.15        1.15        1.00         --         15       3.45      3.00      15

Average common shares outstanding                   47.9        49.1        53.6         (2)       (11)      49.2      54.7     (10)

Profitability ratios (annualized)
 Net income to average total assets (ROA)           2.07%       1.81%       1.65%        14         25       1.89%     1.61%     17
 Net income applicable to common stock to
   average common stockholders' equity (ROE)       30.13       26.71       22.99         13         31      27.91     21.91      27

Efficiency ratio (1)                                54.1%       57.8%       55.1%        (6)        (2)      56.9%     55.3%      3

Average loans                                   $ 34,103    $ 33,202    $ 34,325          3         (1)  $ 34,538  $ 33,607       3
Average assets                                    50,062      51,491      52,061         (3)        (4)    51,306    51,768      (1)
Average core deposits                             36,618      36,226      39,466          1         (7)    36,515    40,025      (9)

Net interest margin                                 5.90%       5.66%       5.53%         4          7       5.72%     5.55%      3

Average staff (full-time equivalent)              19,651      19,403      19,705          1         --     19,516    19,596      --

AT PERIOD END
Investment securities                           $  9,436    $ 10,135    $ 12,260         (7)       (23)  $  9,436  $ 12,260     (23)
Loans (2)                                         34,298      33,896      34,951          1         (2)    34,298    34,951      (2)
Allowance for loan losses                          1,872       1,947       2,110         (4)       (11)     1,872     2,110     (11)
Assets                                            49,934      50,931      52,164         (2)        (4)    49,934    52,164      (4)
Core deposits                                     37,151      37,026      39,097         --         (5)    37,151    39,097      (5)
Common stockholders' equity                        3,385       3,373       3,533         --         (4)     3,385     3,533      (4)
Stockholders' equity                               3,874       3,862       4,022         --         (4)     3,874     4,022      (4)

Capital ratios
 Common stockholders' equity to assets              6.78%       6.62%       6.77%         2         --       6.78%     6.77%     --
 Stockholders' equity to assets                     7.76        7.58        7.71          2          1       7.76      7.71       1
 Risk-based capital (3)
   Tier 1 capital                                   8.55        8.60        9.62         (1)       (11)      8.55      9.62     (11)
   Total capital                                   12.25       12.48       13.93         (2)       (12)     12.25     13.93     (12)
 Leverage (3)                                       6.95        6.69        7.01          4         (1)      6.95      7.01      (1)

Book value per common share                     $  71.32    $  69.59    $  66.93          2          7   $  71.32  $  66.93       7

COMMON STOCK PRICE
High                                            $189        $185-7/8    $160-3/8          2         18   $189      $160-3/8      18
Low                                              177-3/4     157         145-1/8         13         22    143-3/8   127-5/8      12
Period end                                       185-5/8     180-1/4     145-1/8          3         28    185-5/8   145-1/8      28
------------------------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.
(2) Loans exclude mortgage loans held for sale of $510 million and $1,336 million at September 30, 1995 and June 30, 1995, respectively.
(3)  The September 30, 1995 ratios are preliminary.


Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME
-------------------------------------------------------------------------------------------------------------------------
                                                                  Quarter                         Nine months
                                                           ended Sept. 30,                     ended Sept. 30,
                                                        -----------------         %        ------------------           %
     (in millions)                                         1995      1994    Change           1995       1994      Change
-------------------------------------------------------------------------------------------------------------------------
     INTEREST INCOME
     Federal funds sold and securities purchased
 (1)   under resale agreements                            $   1     $   1        --%        $    3     $    6        (50)%
 (2) Investment securities                                  143       185       (23)           460        567        (19)
 (3) Mortgage loans held for sale                            19        --        --             73         --         --
 (4) Loans                                                  855       768        11          2,536      2,206         15
 (5) Other                                                    1        --        --              2          2         --
                                                          -----     -----                   ------     ------
 (6)      Total interest income                           1,019       954         7          3,074      2,781         11
                                                          -----     -----                   ------     ------
     INTEREST EXPENSE
 (7) Deposits                                               254       218        17            750        624         20
     Federal funds purchased and securities sold
 (8)   under repurchase agreements                           46        28        64            160         54        196
 (9) Commercial paper and other short-term borrowings         6         2       200             25          5        400
(10) Senior and subordinated debt                            50        49         2            152        144          6
                                                          -----     -----                   ------     ------
(11)      Total interest expense                            356       297        20          1,087        827         31
                                                          -----     -----                   ------     ------
(12) NET INTEREST INCOME                                    663       657         1          1,987      1,954          2
(13) Provision for loan losses                               --        50      (100)            --        170       (100)
                                                          -----     -----                   ------     ------
     Net interest income after
(14)   provision for loan losses                            663       607         9          1,987      1,784         11
                                                          -----     -----                   ------     ------
     NONINTEREST INCOME
(15) Service charges on deposit accounts                    121       119         2            357        355          1
(16) Fees and commissions                                   112       104         8            316        281         12
(17) Trust and investment services income                    63        52        21            176        152         16
(18) Investment securities gains (losses)                    --         1      (100)           (15)         8         --
(19) Other                                                   43        31        39             56        110        (49)
                                                          -----     -----                   ------     ------
(20)      Total noninterest income                          339       307        10            890        906         (2)
                                                          -----     -----                   ------     ------
     NONINTEREST EXPENSE
(21) Salaries                                               176       172         2            526        500          5
(22) Incentive compensation                                  33        44       (25)            92        106        (13)
(23) Employee benefits                                       46        50        (8)           147        153         (4)
(24) Net occupancy                                           54        53         2            159        161         (1)
(25) Equipment                                               47        40        18            139        120         16
(26) Federal deposit insurance                               --        25      (100)            47         76        (38)
(27) Other                                                  186       147        27            528        464         14
                                                          -----     -----                   ------     ------
(28)      Total noninterest expense                         542       531         2          1,638      1,580          4
                                                          -----     -----                   ------     ------
     INCOME BEFORE INCOME TAX
(29)   EXPENSE                                              460       383        20          1,239      1,110         12
(30) Income tax expense                                     199       166        20            513        485          6
                                                          -----     -----                   ------     ------

(31) NET INCOME                                           $ 261     $ 217        20%        $  726     $  625         16%
                                                          -----     -----      ----         ------     ------       ----

     NET INCOME APPLICABLE TO
(32)   COMMON STOCK                                       $ 251     $ 207        21%        $  695     $  592         17%
                                                          -----     -----      ----         ------     ------       ----
     PER COMMON SHARE
(33) Net income                                           $5.23     $3.86        35%        $14.14     $10.83         31%
                                                          -----     -----      ----         ------     ------       ----

(34) Dividends declared                                   $1.15     $1.00        15%        $ 3.45     $ 3.00         15%
                                                          -----     -----      ----         ------     ------       ----

(35) Average common shares outstanding                     47.9      53.6       (11)%         49.2       54.7        (10)%
                                                          -----     -----      ----         ------     ------       ----
     --------------------------------------------------------------------------------------------------------------------

                                      - 5 -

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    % Change
                                                                                                         Sept. 30, 1995 from
                                                                                                         -------------------
                                                                SEPT. 30,      Dec. 31,     Sept. 30,     Dec. 31,   Sept.30,
(in millions)                                                       1995          1994          1994         1994       1994
----------------------------------------------------------------------------------------------------------------------------
     ASSETS
 (1) Cash and due from banks                                     $ 3,183       $ 2,974       $ 2,828            7%        13%
     Federal funds sold and securities
 (2)   purchased under resale agreements                              52           260            36          (80)        44
     Investment securities:
       At cost (estimated fair value $6,903, $8,185
 (3)   and $8,821)                                                 6,960         8,619         9,120          (19)       (24)
 (4)   At fair value                                               2,476         2,989         3,140          (17)       (21)
                                                                 -------       -------       -------
 (5)      Total investment securities                              9,436        11,608        12,260          (19)       (23)
 (6) Mortgage loans held for sale                                    510            --            --           --         --

 (7) Loans                                                        34,298        36,347        34,951           (6)        (2)
 (8) Allowance for loan losses                                     1,872         2,082         2,110          (10)       (11)
                                                                 -------       -------       -------
 (9)      Net loans                                               32,426        34,265        32,841           (5)        (1)
                                                                 -------       -------       -------
(10) Due from customers on acceptances                                83            77            81            8          2
(11) Accrued interest receivable                                     321           328           313           (2)         3
(12) Premises and equipment, net                                     873           886           883           (1)        (1)
(13) Goodwill                                                        391           416           450           (6)       (13)
(14) Other assets                                                  2,659         2,560         2,472            4          8
                                                                 -------       -------       -------
(15)      Total assets                                           $49,934       $53,374       $52,164           (6)%       (4)%
                                                                 -------       -------       -------          ----       ----
     LIABILITIES
(16) Noninterest-bearing deposits                                $ 9,627       $10,145       $ 9,447           (5)%        2%
(17) Interest-bearing deposits                                    29,321        32,187        30,553           (9)        (4)
                                                                 -------       -------       -------
(18)      Total deposits                                          38,948        42,332        40,000           (8)        (3)
     Federal funds purchased and securities
(19)   sold under repurchase agreements                            2,554         3,022         3,729          (15)       (32)
(20) Commercial paper and other short-term borrowings                417           189           186          121        124
(21) Acceptances outstanding                                          83            77            81            8          2
(22) Accrued interest payable                                        113            60            93           88         22
(23) Other liabilities                                               925           930           861           (1)         7
(24) Senior debt                                                   1,544         1,393         1,732           11        (11)
(25) Subordinated debt                                             1,476         1,460         1,460            1          1
                                                                 -------       -------       -------

(26)      Total liabilities                                       46,060        49,463        48,142           (7)        (4)
                                                                 -------       -------       -------
     STOCKHOLDERS' EQUITY
(27) Preferred stock                                                 489           489           489           --         --
     Common stock - $5 par value,
       authorized 150,000,000 shares;
       issued and outstanding 47,465,721 shares,
(28)   51,251,648 shares and 52,790,062 shares                       237           256           264           (7)       (10)
(29) Additional paid-in capital                                    1,221           871         1,084           40         13
(30) Retained earnings                                             1,932         2,409         2,256          (20)       (14)
(31) Cumulative foreign currency translation adjustments              (4)           (4)           (4)          --         --
(32) Investment securities valuation allowance                        (1)         (110)          (67)         (99)       (99)
                                                                 -------       -------       -------

(33)      Total stockholders' equity                               3,874         3,911         4,022           (1)        (4)
                                                                 -------       -------       -------

(34)      Total liabilities and stockholders' equity             $49,934       $53,374       $52,164           (6)%       (4)%
                                                                 -------       -------       -------         -----       ----
     -----------------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------------------
                                                                                Nine months ended September 30,
                                                                                ------------------------------
(in millions)                                                                        1995                 1994
--------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                                        $3,911              $4,315
Net income                                                                             726                 625
Common stock issued under employee benefit and
dividend reinvestment plans                                                             81                  36
Preferred stock redeemed                                                               --                 (150)
Common stock repurchased                                                              (750)               (518)
Preferred stock dividends                                                              (31)                (33)
Common stock dividends                                                                (172)               (165)
Change in investment securities valuation allowance                                    109                 (88)
                                                                                    ------              ------
BALANCE, END OF PERIOD                                                              $3,874              $4,022
                                                                                    ------              ------
--------------------------------------------------------------------------------------------------------------



LOANS
--------------------------------------------------------------------------------------------------------------
                                                          SEPTEMBER 30,        December 31,       September 30,
(in millions)                                                     1995                1994                1994
--------------------------------------------------------------------------------------------------------------
Commercial (1)                                                 $ 9,247             $ 8,162             $ 7,511
Real estate 1-4 family first mortgage (2)                        4,496               9,050               8,883
Other real estate mortgage                                       7,943               8,079               8,040
Real estate construction                                         1,283               1,013                 950
Consumer:
     Real estate 1-4 family junior lien mortgage                 3,365               3,332               3,342
     Credit card                                                 3,852               3,125               2,830
     Other revolving credit and monthly payment                  2,479               2,229               2,071
                                                               -------             -------             -------
          Total consumer                                         9,696               8,686               8,243
Lease financing                                                  1,610               1,330               1,300
Foreign                                                             23                  27                  24
                                                               -------             -------             -------

          Total loans                                          $34,298             $36,347             $34,951
                                                               -------             -------             -------
--------------------------------------------------------------------------------------------------------------

(1) Includes loans to real estate developers of $455 million, $525 million and $371 million at September 30, 1995, December 31, 1994 and September 30, 1994, respectively.

(2) Excludes mortgage loans held for sale at September 30, 1995 of $510 million.

                                      - 7 -

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
----------------------------------------------------------------------------------------------------------------------
                                                                               Quarter ended         Nine months ended
                                                       -------------------------------------     ---------------------
                                                        SEPT. 30,      June 30,     Sept. 30,    SEPT. 30,     Sept.30,
(in millions)                                               1995          1995          1994         1995         1994
----------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                             $ 1,947       $ 2,017       $ 2,120      $ 2,082      $ 2,122

Provision for loan losses                                     --            --            50           --          170

Loan charge-offs:
   Commercial (1)                                            (15)          (10)           (9)         (32)         (39)
   Real estate 1-4 family first mortgage                      (4)           (3)           (5)         (10)         (16)
   Other real estate mortgage                                (15)          (12)          (23)         (49)         (58)
   Real estate construction                                   (1)           (1)           (9)          (5)         (14)
   Consumer:
     Real estate 1-4 family junior lien mortgage              (5)           (4)           (5)         (12)         (20)
     Credit card                                             (55)          (46)          (32)        (138)        (107)
     Other revolving credit and monthly payment              (15)          (13)           (7)         (38)         (25)
                                                         -------       -------       -------      -------      -------
       Total consumer                                        (75)          (63)          (44)        (188)        (152)
   Lease financing                                            (4)           (3)           (3)         (11)         (11)
                                                         -------       -------       -------      -------      -------
            Total loan charge-offs                          (114)          (92)          (93)        (295)        (290)
                                                         -------       -------       -------      -------      -------
Loan recoveries:
   Commercial (2)                                             17             6            10           31           30
   Real estate 1-4 family first mortgage                       1             1             2            3            6
   Other real estate mortgage                                  7             7             7           20           19
   Real estate construction                                   --            --             5            1           12
   Consumer:
     Real estate 1-4 family junior lien mortgage               1             1             1            3            3
     Credit card                                               3             3             3            9           15
     Other revolving credit and monthly payment                4             3             3            9            8
                                                         -------       -------       -------      -------      -------
       Total consumer                                          8             7             7           21           26
   Lease financing                                             6             1             2            9           15
                                                         -------       -------       -------      -------      -------
            Total loan recoveries                             39            22            33           85          108
                                                         -------       -------       -------      -------      -------
               Total net loan charge-offs                    (75)          (70)          (60)        (210)        (182)
                                                         -------       -------       -------      -------      -------

BALANCE, END OF PERIOD                                   $ 1,872       $ 1,947       $ 2,110      $ 1,872      $ 2,110
                                                         -------       -------       -------      -------      -------

Total net loan charge-offs as a percentage
   of average loans (annualized)                             .86%          .84%          .69%         .81%         .72%
                                                         -------       -------       -------      -------      -------

Allowance as a percentage of total loans (3)                5.46%         5.74%         6.04%        5.46%        6.04%
                                                         -------       -------       -------      -------      -------
----------------------------------------------------------------------------------------------------------------------

(1) There were no charge-offs of loans to real estate developers in the quarters ended September 30, 1995, June 30, 1995 and September 30, 1994, respectively, and none and $10 million in the nine months ended
    September 30, 1995 and 1994, respectively.
(2) Includes recoveries from loans to real estate developers of $1 million, $1 million and $2 million for the quarters ended
    September 30, 1995, June 30, 1995 and September 30, 1994, respectively, and $3 million and $2 million for the nine months ended September 30, 1995 and 1994, respectively.
(3) Total loans exclude mortgage loans held for sale at September 30, 1995 and June 30, 1995.

                                      - 8 -

Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS
-----------------------------------------------------------------------------------------------------------
                                                   SEPT. 30,    June 30,   March 31,    Dec. 31,   Sept. 30,
(in millions)                                          1995        1995        1995        1994        1994
-----------------------------------------------------------------------------------------------------------
Nonaccrual loans:
  Commercial (1)                                      $ 128       $ 121       $  79       $  88       $ 109
  Real estate 1-4 family first mortgage                  56          64          71          81          76
  Other real estate mortgage                            335         373         324         328         334
  Real estate construction                               55          58          77          58         101
  Consumer:
    Real estate 1-4 family junior lien mortgage          11          12          12          11          14
    Other revolving credit and monthly payment            1           3           3           1           3
                                                      -----       -----       -----       -----       -----
      Total nonaccrual loans                            586         631         566         567         637
Restructured loans                                       14          13          15          15           4
                                                      -----       -----       -----       -----       -----
Nonaccrual and restructured loans                       600         644         581         582         641
As a percentage of total loans (2)                      1.8%        1.9%        1.8%        1.6%        1.8%

Foreclosed assets                                       214         224         273         272         306
Real estate investments (3)                              13          14          17          17          12
                                                      -----       -----       -----       -----       -----
Total nonaccrual and restructured loans
  and other assets                                    $ 827       $ 882       $ 871       $ 871       $ 959
                                                      -----       -----       -----       -----       -----
-----------------------------------------------------------------------------------------------------------

(1) Includes loans to real estate developers of $23 million, $27 million, $28 million, $30 million and $38 million at September 30, 1995, June 30, 1995, March 31, 1995, December 31, 1994 and
    September 30, 1994, respectively.
(2) Total loans exclude mortgage loans held for sale at September 30, 1995, June 30, 1995 and March 31, 1995.
(3) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $116 million, $75 million, $64 million, $54 million and $26 million at September 30, 1995, June 30, 1995, March 31, 1995, December 31, 1994 and September 30, 1994, respectively.


QUARTERLY TREND OF CHANGES IN NONACCRUAL LOANS (1)
-----------------------------------------------------------------------------------------------------------
                                                   SEPT. 30,    June 30,   March 31,    Dec. 31,   Sept. 30,
(in millions)                                          1995        1995        1995        1994        1994
-----------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF QUARTER                         $ 631       $ 566       $ 567       $ 637       $ 712
New loans placed on nonaccrual                          108         173         127          71          93
Loans purchased                                          --           1          13          25          --
Charge-offs                                             (27)        (18)        (28)        (25)        (38)
Payments                                                (83)        (49)        (55)        (61)        (71)
Transfers to foreclosed assets                          (29)        (19)        (36)        (18)        (14)
Loans returned to accrual                               (14)        (23)        (24)        (62)        (45)
Other additions                                          --          --           2          --          --
                                                      -----       -----       -----       -----       -----

BALANCE, END OF QUARTER                               $ 586       $ 631       $ 566       $ 567       $ 637
                                                      -----       -----       -----       -----       -----
-----------------------------------------------------------------------------------------------------------

(1) The September 30, 1995 amounts are preliminary.

Wells Fargo & Company and Subsidiaries
NONACCRUAL LOANS BY PERFORMANCE CATEGORY (1)

-----------------------------------------------------------------------------------------------------------------------
                                                                                          Cumulative
                                                                                                cash
                                                      Book                                  interest        Contractual
                                                 principal            Cumulative          applied to          principal
(in millions)                                      balance        charge-offs(6)        principal(6)            balance
-----------------------------------------------------------------------------------------------------------------------

                                                                                                     SEPTEMBER 30, 1995
                                                   --------------------------------------------------------------------
Contractually past due (2):

 Payments not made (3):
   90 days or more past due                           $ 90                  $  2                $ --               $ 92
   Less than 90 days past due                            5                    --                  --                  5
                                                      ----                  ----                ----               ----
                                                        95                     2                  --                 97
                                                      ----                  ----                ----               ----
 Payments made (4):
   90 days or more past due                            228                   132                  48                408
   Less than 90 days past due                           38                     6                   8                 52
                                                      ----                  ----                ----               ----
                                                       266                   138                  56                460
                                                      ----                  ----                ----               ----
     Total past due                                    361                   140                  56                557

Contractually current (5)                              225                    68                  53                346
                                                      ----                  ----                ----               ----

Total nonaccrual loans                                $586                  $208                $109               $903
                                                      ----                  ----                ----               ----

-----------------------------------------------------------------------------------------------------------------------

                                                                                                          June 30, 1995
                                                   --------------------------------------------------------------------
Contractually past due (2):

 Payments not made (3):
   90 days or more past due                           $117                  $  3                $ --               $120
   Less than 90 days past due                            1                    --                  --                  1
                                                      ----                  ----                ----               ----
                                                       118                     3                  --                121
                                                      ----                  ----                ----               ----

 Payments made (4):
   90 days or more past due                            215                    62                  33                310
   Less than 90 days past due                           83                    58                  22                163
                                                      ----                  ----                ----               ----
                                                       298                   120                  55                473
                                                      ----                  ----                ----               ----
     Total past due                                    416                   123                  55                594

Contractually current (5)                              215                    67                  51                333
                                                      ----                  ----                ----               ----

Total nonaccrual loans                                $631                  $190                $106               $927
                                                      ----                  ----                ----               ----

-----------------------------------------------------------------------------------------------------------------------

(1) There can be no assurance that individual borrowers will continue to perform at the level indicated or that the performance characteristics will not change significantly. The September 30, 1995 amounts are preliminary.
(2) Past due is defined as a borrower whose loan principal or interest payment is 30 days or more past due.
(3)  Borrower has made no payments since being placed on nonaccrual.
(4) Borrower has made some payments since being placed on nonaccrual. Approximately $197 million and $259 million of these loans had some payments made on them during the third and second quarters of 1995, respectively.
(5) Current is defined as a loan for which principal and interest are being paid in accordance with the terms of the loan or is less than 30 days past due. All of the contractually current loans were placed on nonaccrual due to uncertainty of receiving full timely collection of interest or principal.
(6)  Cumulative amounts recorded since inception of the loan.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME

----------------------------------------------------------------------------------------------------------------------------------

                                                                    Quarter                             Nine months
                                                         ended September 30,            %        ended September 30,             %
(in millions)                                            1995          1994        Change        1995           1994        Change
----------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                      $121          $119             2%       $357           $355             1%
Fees and commissions:
  Credit card membership and other credit card fees        27            16            69          68             47            45
  Debit and credit card merchant fees                      17            15            13          48             40            20
  Shared ATM network fees                                  13            11            18          38             31            23
  Charges and fees on loans                                13            11            18          36             32            13
  Mutual fund and annuity sales fees                        7            23           (70)         25             44           (43)
  All other                                                35            28            25         101             87            16
                                                         ----          ----                      ----           ----
    Total fees and commissions                            112           104             8         316            281            12
Trust and investment services income:
  Asset management and custody fees                        33            30            10          96             93             3
  Mutual fund management fees                              19            12            58          51             34            50
  All other                                                11            10            10          29             25            16
                                                         ----          ----                      ----           ----
    Total trust and investment services income             63            52            21         176            152            16
Investment securities gains (losses)                       --             1          (100)        (15)             8            --
Income from equity investments accounted for by the:
  Cost method                                               9            --            --          41             17           141
  Equity method                                            11             8            38          31             24            29
Check printing charges                                      9            10           (10)         29             30            (3)
Gains (losses) from dispositions of operations            (13)           --            --         (22)            10            --
Gains (losses) on sales of loans                           19             1            --         (46)             3            --
All other                                                   8            12           (33)         23             26           (12)
                                                         ----          ----                      ----           ----
      Total                                              $339          $307            10%       $890           $906            (2)%
                                                         ----          ----           ---        ----           ----           ----
----------------------------------------------------------------------------------------------------------------------------------




NONINTEREST EXPENSE

----------------------------------------------------------------------------------------------------------------------------------

                                                                    Quarter                             Nine months
                                                         ended September 30,            %        ended September 30,             %
(in millions)                                            1995          1994        Change        1995           1994        Change
----------------------------------------------------------------------------------------------------------------------------------
Salaries                                                 $176          $172             2%     $  526         $  500             5%
Incentive compensation                                     33            44           (25)         92            106           (13)
Employee benefits                                          46            50            (8)        147            153            (4)
Net occupancy                                              54            53             2         159            161            (1)
Equipment                                                  47            40            18         139            120            16
Contract services                                          40            27            48         104             71            46
Advertising and promotion                                  18            11            64          49             44            11
Federal deposit insurance                                  --            25          (100)         47             76           (38)
Telecommunications                                         16            12            33          43             35            23
Certain identifiable intangibles                           13            15           (13)         41             47           (13)
Operating losses                                           13            16           (19)         39             41            (5)
Postage                                                    13            11            18          39             33            18
Outside professional services                              11             6            83          31             25            24
Stationery and supplies                                     9             7            29          27             22            23
Goodwill                                                    9             9            --          26             27            (4)
Travel and entertainment                                    9             7            29          26             22            18
Check printing                                              6             8           (25)         19             23           (17)
Security                                                    5             5            --          15             15            --
Escrow and collection agency fees                           3             5           (40)         11             15           (27)
Outside data processing                                     3             2            50           8              7            14
Foreclosed assets                                           4            (8)           --           2             (2)           --
All other                                                  14            14            --          48             39            23
                                                         ----          ----                    ------         ------
      Total                                              $542          $531             2%     $1,638         $1,580             4%
                                                         ----          ----           ---      ------         ------           ---
----------------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Quarter ended September 30,
                                                          ------------------------------------------------------------------------
                                                                                      1995                                    1994
                                                          --------------------------------          ------------------------------
                                                                                  INTEREST                                Interest
                                                          AVERAGE     YIELDS/       INCOME/         Average     Yields/     income/
(in millions)                                             BALANCE      RATES       EXPENSE          balance      rates     expense
---------------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Federal funds sold and securities purchased
 (1)  under resale agreements                             $    79        6.32%     $    1           $    80       4.71%       $  1
     Investment securities:
       At cost:
 (2)     U.S. Treasury securities                           1,203        4.89          15             2,382        4.66         28
         Securities of U.S. government agencies
 (3)       and corporations                                 4,663        6.04          70             5,808        6.00         87
 (4)     Private collateralized mortgage obligations        1,205        5.77          17             1,358        5.74         19
 (5)     Other securities                                     161        7.08           3               133        5.72          2
                                                          -------                  ------           -------                   ----
 (6)       Total investment securities at cost              7,232        5.83         105             9,681        5.63        136
       At fair value (2):
 (7)     U.S. Treasury securities                             430        6.54           7               293        6.65          5
         Securities of U.S. government agencies
 (8)       and corporations                                 1,008        5.37          14             1,503        5.78         23
 (9)     Private collateralized mortgage obligations          964        6.27          15             1,245        6.00         20
(10)     Other securities                                      68       14.28           2                67       14.43          1
                                                          -------                  ------           -------                   ----
(11)       Total investment securities at fair value        2,470        6.07          38             3,108        6.06         49
                                                          -------                  ------           -------                   ----
(12)         Total investment securities                    9,702        5.89         143            12,789        5.74        185
(13) Mortgage loans held for sale (2)                         963        7.94          19                --          --         --

     Loans:
(14)   Commercial                                           8,869        9.90         221             7,218        9.20        167
(15)   Real estate 1-4 family first mortgage                4,962        7.50          93             8,754        6.80        149
(16)   Other real estate mortgage                           7,994        9.47         191             7,982        8.74        176
(17)   Real estate construction                             1,184       10.24          31               969        9.88         24
       Consumer:
(18)     Real estate 1-4 family junior lien mortgage        3,364        8.58          72             3,342        7.84         66
(19)     Credit card                                        3,738       15.56         145             2,744       15.46        106
(20)     Other revolving credit and monthly payment         2,445       10.73          67             2,010        9.75         49
                                                          -------                  ------           -------                   ----
(21)       Total consumer                                   9,547       11.87         284             8,096       10.90        221
(22)   Lease financing                                      1,528        9.28          35             1,277        9.15         29
(23)   Foreign                                                 19          --          --                29          --         --
                                                          -------                  ------           -------                   ----
(24)       Total loans                                     34,103        9.98         855            34,325        8.89        766
(25) Other                                                     57        5.82           1                53        5.94          1
                                                          -------                  ------           -------                   ----
(26)         Total earning assets                         $44,904        9.05       1,019           $47,247        8.02        953
                                                          -------                  ------           -------                   ----

     FUNDING SOURCES
     Interest-bearing liabilities:
       Deposits:
(27)     Interest-bearing checking                        $ 4,118        1.00          10           $ 4,585         .98         11
(28)     Market rate and other savings                     14,970        2.66         100            18,867        2.36        112
(29)     Savings certificates                               8,398        5.39         114             7,000        4.27         75
(30)     Other time deposits                                  444        6.99           8               298        7.33          6
(31)     Deposits in foreign offices                        1,464        5.84          22             1,203        4.52         14
                                                          -------                  ------           -------                   ----
(32)         Total interest-bearing deposits               29,394        3.43         254            31,953        2.71        218
       Federal funds purchased and securities sold
(33)     under repurchase agreements                        3,144        5.77          46             2,427        4.50         28
(34)   Commercial paper and other short-term borrowings       442        5.65           6               210        4.31          2
(35)   Senior debt                                          1,555        6.56          26             1,912        5.65         27
(36)   Subordinated debt                                    1,478        6.47          24             1,456        6.07         22
                                                          -------                  ------           -------                   ----
(37)         Total interest-bearing liabilities            36,013        3.92         356            37,958        3.11        297
(38) Portion of noninterest-bearing funding sources         8,891          --          --             9,289          --         --
                                                          -------                  ------           -------                   ----
(39)           Total funding sources                      $44,904        3.15         356           $47,247        2.49        297
                                                          -------                  ------           -------                   ----
     NET INTEREST MARGIN AND NET INTEREST INCOME ON
(40)   A TAXABLE-EQUIVALENT BASIS (3)                                    5.90%     $  663                          5.53%      $656
                                                                        -----      ------                         -----       ----
     NONINTEREST-EARNING ASSETS
(41) Cash and due from banks                              $ 2,673                                   $ 2,622
(42) Other                                                  2,485                                     2,192
                                                          -------                                   -------
               Total noninterest-earning assets           $ 5,158                                   $ 4,814
                                                          -------                                   -------

     NONINTEREST-BEARING FUNDING SOURCES
(43) Deposits                                             $ 9,132                                   $ 9,014
(44) Other liabilities                                      1,124                                     1,031
(45) Preferred stockholders' equity                           489                                       489
(46) Common stockholders' equity                            3,304                                     3,569
     Noninterest-bearing funding sources used to
(47)  fund earning assets                                  (8,891)                                   (9,289)
                                                          -------                                   -------
(48) Net noninterest-bearing funding sources              $ 5,158                                   $ 4,814
                                                          -------                                   -------

(49) TOTAL ASSETS                                         $50,062                                   $52,061
                                                          -------                                   -------
----------------------------------------------------------------------------------------------------------------------------------

(1) The average prime rate of Wells Fargo Bank was 8.77% and 7.50% for the quarters ended September 30, 1995 and 1994, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.89% and 4.97% for the same quarters, respectively.
(2) Yields are based on amortized cost balances. The average balances for investment securities at fair value totaled $2,482 million and $3,203 million for the quarters ended September 30, 1995 and 1994, respectively. The average balance for mortgage loans held for sale totaled $963 million for the quarter ended September 30, 1995.
(3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the quarters ended September 30, 1995 and 1994.

                                     - 12 -

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Nine months ended September 30,
                                                         ------------------------------------------------------------------
                                                                                 1995                                  1994
                                                         ----------------------------        ------------------------------
                                                                             INTEREST                              Interest
                                                          AVERAGE  YIELDS/     INCOME/       Average    Yields/    income/
     (in millions)                                        BALANCE   RATES     EXPENSE
---------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Federal funds sold and securities purchased
 (1)   under resale agreements                            $    64    6.09%   $      3        $   237      3.41%     $     6
     Investment securities:
       At cost:
 (2)     U.S. Treasury securities                           1,438    4.86          52          2,563      4.80           92
         Securities of U.S. government agencies
 (3)       and corporations                                 4,962    6.04         225          6,041      6.05          274
 (4)   Private collateralized mortgage obligations          1,246    5.85          55          1,216      5.75           52
 (5)   Other securities                                       160    6.86           8            135      5.71            6
                                                          -------            --------        -------                -------
 (6)     Total investment securities at cost                7,806    5.81         340          9,955      5.69          424
       At fair value (2):
 (7)     U.S. Treasury securities                             414    6.64          20            131      6.70            7
         Securities of U.S. government agencies
 (8)       and corporations                                 1,072    5.52          46          1,591      5.87           72
 (9)     Private collateralized mortgage obligations        1,003    6.35          50          1,255      6.12           60
(10)     Other securities                                      65   14.42           5             74     14.10            4
                                                          -------            --------        -------                -------
(11)       Total investment securities at fair value        2,554    6.17         121          3,051      6.12          143
                                                          -------            --------        -------                -------
(12)         Total investment securities                   10,360    5.90         461         13,006      5.79          567
(13) Mortgage loans held for sale (2)                       1,286    7.46          73              -         -            -
     Loans:
(14)   Commercial                                           8,455    9.89         626          6,902      9.13          472
(15)   Real estate 1-4 family first mortgage                6,341    7.32         348          8,332      6.82          426
(16)   Other real estate mortgage                           8,058    9.52         574          8,076      8.55          517
(17)   Real estate construction                             1,092   10.20          83            979      9.03           66
       Consumer:
(18)     Real estate 1-4 family junior lien mortgage        3,347    8.59         216          3,406      7.57          193
(19)     Credit card                                        3,435   15.64         403          2,633     15.36          304
(20)     Other revolving credit and monthly payment         2,356   10.58         186          1,989      9.43          140
                                                          -------            --------        -------                -------
(21)       Total consumer                                   9,138   11.75         805          8,028     10.58          637
(22)   Lease financing                                      1,429    9.22          99          1,256      9.24           87
(23)   Foreign                                                 25    7.58           1             34      4.78            1
                                                          -------            --------        -------                -------
(24)         Total loans                                   34,538    9.80       2,536         33,607      8.76        2,206
(25) Other                                                     59    5.57           2             52      5.98            2
                                                          -------            --------        -------                -------
(26)           Total earning assets                       $46,307    8.85       3,075        $46,902      7.90        2,781
                                                          -------            --------        -------                -------

     FUNDING SOURCES
     Interest-bearing liabilities:
       Deposits:
(27)     Interest-bearing checking                        $ 4,230    1.00          32        $ 4,658       .98           34
(28)     Market rate and other savings                     15,417    2.59         298         19,384      2.28          331
(29)     Savings certificates                               7,901    5.20         307          7,021      4.19          220
(30)     Other time deposits                                  415    5.78          18            307      7.32           17
(31)     Deposits in foreign offices                        2,142    5.93          95            684      4.31           22
                                                          -------            --------        -------                -------
(32)         Total interest-bearing deposits               30,105    3.33         750         32,054      2.60          624
       Federal funds purchased and securities sold
(33)     under repurchase agreements                        3,649    5.88         160          1,798      3.99           54
(34)   Commercial paper and other short-term borrowings       582    5.85          26            179      3.78            5
(35)   Senior debt                                          1,568    6.78          80          2,048      5.05           77
(36)   Subordinated debt                                    1,477    6.53          72          1,527      5.83           67
                                                          -------            --------        -------                -------
(37)         Total interest-bearing liabilities            37,381    3.89       1,088         37,606      2.94          827
(38) Portion of noninterest-bearing funding sources         8,926       -           -          9,296         -            -
                                                          -------            --------        -------                -------
(39)           Total funding sources                      $46,307    3.13       1,088        $46,902      2.35          827
                                                          -------            --------        -------                -------
     NET INTEREST MARGIN AND NET INTEREST INCOME ON
(40)   A TAXABLE-EQUIVALENT BASIS (3)                                5.72%     $1,987                     5.55%      $1,954
                                                                     ----      ------                     ----       ------
     NONINTEREST-EARNING ASSETS
(41) Cash and due from banks                              $ 2,621                            $ 2,598
(42) Other                                                  2,378                              2,268
                                                          -------                            -------
               Total noninterest-earning assets           $ 4,999                            $ 4,866
                                                          -------                            -------
     NONINTEREST-BEARING FUNDING SOURCES
(43) Deposits                                             $ 8,967                            $ 8,962
(44) Other liabilities                                      1,140                              1,055
(45) Preferred stockholders' equity                           489                                532
(46) Common stockholders' equity                            3,329                              3,613
     Noninterest-bearing funding sources used to
(47)   fund earning assets                                 (8,926)                            (9,296)
                                                          -------                            -------
(48)           Net noninterest-bearing funding sources     $4,999                            $ 4,866
                                                          -------                            -------

(49) TOTAL ASSETS                                        $ 51,306                            $51,768
                                                          -------                            -------
----------------------------------------------------------------------------------------------------------------------

(1) The average prime rate of Wells Fargo Bank was 8.86% and 6.81% for the nine months ended September 30, 1995 and 1994, respectively.
     The average three-month London Interbank Offered Rate (LIBOR) was 6.10% and 4.34% for the same periods, respectively.
(2) Yields are based on amortized cost balances. The average balances for investment securities at fair value totaled $2,617 million and $3,107 million for the nine months ended September 30, 1995 and 1994, respectively. The average balance for mortgage loans held for sale totaled $1,300 million for the nine months ended September 30, 1995.
(3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the nine months ended September 30, 1995 and 1994.